UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT



   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                              AUGUST 14, 2006

              Date of Report (Date of earliest event reported)


                        DELTA AND PINE LAND COMPANY

           (Exact name of registrant as specified in its charter)


         DELAWARE                   000-21788                 62-1040440

      (State or other       (Commission File Number)        (IRS Employer
      jurisdiction of                                    Identification No.)
     incorporation or
       organization)


                  One Cotton Row, Scott, Mississippi 38772


            (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (662) 742-4000


                               NOT APPLICABLE

       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


Delta and Pine Land Company, a Delaware corporation ("D&PL" or the "Company"), has entered into an Agreement and Plan of Merger, dated as of August 14, 2006, by and among Monsanto Company, a Delaware corporation ("Monsanto"), Monsanto Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Monsanto (the "Merger Sub"), and the Company (the "Merger Agreement"), providing for the merger of the Merger Sub with and into the Company, with the Company continuing as the surviving corporation.


Pursuant to the terms of the Merger Agreement, the Company's stockholders will receive, upon completion of the merger, $42.00 in cash, without interest, for each issued and outstanding share of common stock.


The board of directors of D&PL has unanimously approved the Merger Agreement. D&PL, Monsanto and the Merger Sub have made customary representations, warranties and covenants in the Merger Agreement. Consummation of the merger is subject to customary closing conditions, including (i) approval of the Merger Agreement by the stockholders of the Company in accordance with the Delaware General Corporation Law and the Restated Certificate of Incorporation of the Company and (ii) expiration or termination of the Hart-Scott-Rodino waiting period. The Merger Agreement is not conditioned on the approval of the merger by Monsanto shareholders.


The Merger Agreement does not permit the Company to solicit other acquisition proposals. The Company is permitted to respond to an unsolicited acquisition proposal from a credible third party that is not subject to material financing uncertainties and that the Company's board of directors determines in good faith, after consultation with its outside legal counsel and financial advisor, is, or could reasonably result in, a proposal that is more favorable to the stockholders of the Company than the merger (a "Superior Proposal"). Subject to the terms of the Merger Agreement, the board of directors of D&PL may terminate the Merger Agreement after furnishing to Monsanto three business days' notice of its intention to enter into a definitive agreement in respect of a Superior Proposal and furnishing Monsanto the opportunity to improve the terms of its offer.


The Merger Agreement provides for the suspension of two litigations between the Company and Monsanto: (i) Delta and Pine Land Company v. Monsanto Company, et al, No. 05-M-00015-SCT consolidated with No. 05-M-00016-SCT (the "Supreme Court Case") and (ii) Delta and Pine Land Company v. Monsanto Company, et al, Civil Action No. 2000-1 (together with the Supreme Court Case, the "Litigation").


In the event the Merger Agreement is terminated (1) because it has not been consummated by the Outside Date (as defined in the Merger Agreement) and at such time the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act or the competition laws of Spain has not expired or been terminated or (2) due to any law, regulation, judgment, injunction or other order or legal restraint, in each case related to antitrust or competition matters, Monsanto will pay D&PL $600,000,000 (the "Antitrust Termination Payment"). The parties have agreed to dismiss the Litigation with prejudice in the event the Merger Agreement is terminated (1) in the circumstances described in the immediately preceding sentence; (2) by the Company due to a breach of a covenant by Monsanto and, in such circumstances, Monsanto will be required to pay to the Company $600,000,000, (3) by Monsanto for a breach of a covenant by D&PL; (4) by Monsanto upon the Company's board of directors approving, recommending or endorsing any Acquisition Transaction (as defined in the Merger Agreement) other than the merger contemplated by the Merger Agreement; or (5) by the Company to enter into an agreement for a transaction that constitutes a Superior Proposal, and, in the case of termination pursuant to clauses (4) and (5), no termination or similar fee will be payable by D&PL in connection therewith.


The parties and their affiliates also entered into: Settlement Agreement I, among D&PL, D&M International LLC, D&PL International Technology Corp., and Monsanto; Settlement Agreement II, among D&PL, D&M Partners, and Monsanto; and the Arbitration Settlement Agreement, among D&PL, D&M Partners, and Monsanto (collectively, the "Settlement Agreements"). The purpose of the Settlement Agreements was to resolve or stay six arbitrations and litigations and numerous other commercial disputes between the parties.


The foregoing summary of the Settlement Agreements and the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement and the Settlement Agreements attached as Exhibits 2.1, 10.1, 10.2 and 10.3 and incorporated herein by reference.


ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT


IN CONNECTION WITH THE PROPOSED MERGER, D&PL WILL FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS TO IT) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about D&PL, without charge, at the SEC's Internet site (www.sec.gov). These documents may also be obtained for free from D&PL's Investor Relations web site (www.deltaandpine.com) or by directing a request to D&PL at: Delta and Pine Land Company, Corporate Offices, P.O. Box 157, Scott, MS 38772.


D&PL and its respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from D&PL's stockholders in respect of the proposed transaction. Information regarding D&PL's directors and executive officers is available in D&PL's proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on November 29, 2005. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction.


SECTION 8 - OTHER EVENTS


ITEM 8.01 OTHER EVENTS.


Employment and Severance Protection Agreements
----------------------------------------------

     On August 13, 2006, the Board of Directors of the Company approved an amended and restated employment agreement with W.T. Jagodinski, the Company's President and Chief Executive Officer (the "Amended Employment Agreement"). The Amended Employment Agreement will amend and restate the employment agreement between the Company and Mr. Jagodinski dated September 1, 1997, as modified by a letter agreement dated January 14, 1998 (the "Prior Employment Agreement").


     The term of the Amended Employment Agreement, which is the same as that of the Prior Employment Agreement, is for a two year period that renews each day unless either party gives prior written notice of the intention to terminate the automatic extensions. Except as the result of a Change in Control or in anticipation of a Change in Control (as such terms are defined in the Amended Employment Agreement), either party can terminate the Amended Employment Agreement upon three months notice (the Company may also terminate the Amended Employment Agreement upon thirty days notice if Mr. Jagodinski is unable to perform his duties due to illness or incapacity for a continuous period of six months or for a total of eight months or more during any twelve month period).


     The Prior Employment Agreement provided for an annual base salary of $150,000, as may be increased by the Board of Directors of the Company and which may not be decreased, and eligibility to receive a bonus consistent with standard practices of the Company in paying bonuses to other executive officers. Under the Amended Employment Agreement, Mr. Jagodinski is subject to the same compensation provisions except that his base salary is listed at $400,000, which is the level to which the Board of Directors had previously increased his base salary. Mr. Jagodinski will also have the same entitlement to health and welfare, retirement and fringe benefits under the Amended Employment Agreement as provided in the Prior Employment Agreement, including use of a Company-provided vehicle.


     Pursuant to the Prior Employment Agreement, following a Change in Control or in Anticipation of a Change in Control, if Mr. Jagodinski terminated employment for any reason or if the Company terminates Mr. Jagodinski other than for cause or disability (as such terms are defined in the Prior Employment Agreement), he would be entitled to receive (1) an amount equal to the largest base salary and bonus paid over the previous five calendar years, (2) twelve monthly payments equal, in the aggregate, to one half of his largest base salary and bonus paid over the previous five calendar years, (3) an amount equal to twenty percent of his largest base salary and bonus paid over the previous five calendar years for purposes of obtaining outplacement services, (4) continuation of health and welfare benefits, at the Company's cost (in addition to the right to COBRA coverage) for twenty-four months following the date of the termination, (5) continued use of a Company-provided cellular phone, secretarial assistance, voice mailbox, mail drop service and vehicle for twenty-four months following the date of the termination, (6) continued coverage under directors and officers liability insurance policy for at least thirty-six months and (7) the right to a cash payment in lieu of receiving shares of Company stock for exercisable options that Mr. Jagodinski elects to surrender.


     Pursuant to the Amended Employment Agreement, if Mr. Jagodinski is employed by the Company at the time of a Change in Control or has been terminated by the Company in Anticipation of a Change in Control, then upon a Change in Control, Mr. Jagodinski will be entitled to receive (1) an amount equal to earned but unpaid base salary plus a pro rata portion of his highest bonus earned in any of the five prior fiscal years, (2) an amount equal to three times base salary (determined at the time of the Change in Control) plus his highest bonus earned in any of the five prior fiscal years, (3) an amount equal to twenty percent of the sum of base salary (determined at the time of the Change in Control) plus his highest bonus earned in any of the five prior fiscal years for purposes of obtaining accounting services, (4) the value of the excess of Mr. Jagodinski's benefit under the Company Retirement Plan if he were to be credited with an additional three years of service and his actual benefit at the time of the Change in Control, (5) continuation of health and welfare benefits at the Company's cost (in addition to the right to COBRA coverage) for thirty-six months following the date of the Change in Control, (6) continued use of a Company-provided cellular phone, secretarial assistance, voice mailbox, mail drop service, laptop computer, email account and vehicle and continued coverage under directors and officers liability insurance policy, for thirty-six months after the Change in Control and (7) the right to a cash payment in lieu of receiving shares of Company stock for exercisable options that Mr. Jagodinski is required to surrender.


     Under both the Prior Employment Agreement and the Amended Employment Agreement, Mr. Jagodinski is entitled to receive a gross-up payment for any income taxes owed with respect to any payments or benefits received upon a Change in Control such that the amount he retains after tax is equal to the amount he would have retained had no income tax applied. Under the Prior Employment Agreement, the income tax gross-up applied to all payments and benefits except for the payment of one year of base salary and bonus and the twelve monthly payments equal to one-half of base salary and bonus and, under the Amended Employment Agreement, the income tax gross-up applies to all payments and benefits except payment of earned but unpaid base salary and pro rata bonus and the payments of three times base salary plus his highest bonus earned in any of the five prior fiscal years.


     The Amended Employment Agreement provides that Mr. Jagodinski is also entitled to receive a gross-up payment with respect to any excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), incurred with respect to any payments or benefits received from the Company such that the amount he retains after tax is equal to the after-tax amount he would have retained had no excise tax applied.


     In order to comply with Section 409A of the Code, all amounts payable under the Amended Employment Agreement before January 1, 2007 will not be paid earlier than the first business day after December 31, 2006.


     Upon his termination of employment for any reason on or following a Change in Control or in Anticipation of a Change in Control, the Prior Employment Agreement provided that Mr. Jagodinski would not compete against the Company for twelve months from the date of termination of employment. The Amended Employment Agreement contains the same provision except that it applies for an eighteen month period. For purposes of the non-competition covenant of the Amended Employment Agreement, Mr. Jagodinski may not engage or participate in, assist or have an interest in, whether as an officer, director, partner, owner, employee or otherwise, the operation, management or conduct of any business or enterprise that engages in the cotton seed breeding, production and marketing process in the same geographical area with any line of business in which the Company is now engaged.


     The Amended Employment Agreement, as approved by the Board of Directors of the Company, is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated by reference into this Current Report.


     On August 13, 2006, the Board of Directors of the Company approved a Severance Protection Agreement to be entered into with each of Kenneth Avery and R.D. Greene that provides that, if the respective executive is employed by the Company at the time of a Change in Control (as such term is defined in the agreement) or has been terminated by the Company in anticipation of a Change in Control, then upon a Change in Control, the respective executive will be entitled to receive (1) a lump sum payment equal to (a) earned but unpaid base salary plus a pro rata portion of his highest bonus earned in any of the five prior fiscal years, (b) three times base salary (determined at the time of the Change in Control) plus his highest bonus earned in any of the five prior fiscal years, (c) with respect to Mr. Greene, thirty percent of the sum of base salary (determined at the time of the Change in Control) plus his highest bonus earned in any of the five prior fiscal years and, with respect to Mr. Avery, $30,000, for purposes of obtaining accounting services and (d) the value of the excess of the respective executive's benefit under the Company Retirement Plan if he were to be credited with an additional three years of service and his actual benefit at the time of the Change in Control, and (2) for thirty-six months following the date of the Change in Control, (a) continuation of health and welfare benefits, at the Company's cost (in addition to the right to COBRA coverage) and (b) continued use of Company-provided secretarial assistance, voice mailbox, laptop computer, email account, mail drop service and vehicle.


     Under the Severance Protection Agreement, Mr. Greene is entitled to receive a gross-up payment for any income taxes owed with respect to the payment made with respect to his obtaining accounting services such that the amount he retains after tax is equal to the amount he would have retained had no income tax applied.


     The Severance Protection Agreement provides that Messrs. Avery and Greene are each entitled to receive a gross-up payment on any excise taxes under Section 4999 of the Code, incurred with respect to any payments or benefits received from the Company such that the amount he retains after tax is equal to the after-tax amount he would have retained had no excise tax applied.


     Upon termination of employment for any reason on or following a Change in Control or in anticipation of a Change in Control, the Severance Protection Agreement provides that each respective executive agrees not to compete against the Company for eighteen months from the date of termination of employment. For purposes of the non-competition covenant of the Severance Protection Agreement, the respective executive may not engage or participate in, assist or have an interest in, whether as an officer, director, partner, owner, employee or otherwise, the operation, management or conduct of any business or enterprise that engages in the cotton seed breeding, production and marketing process in the same geographical area with any line of business in which the Company is now engaged.


     The Severance Protection Agreements of Messrs. Avery and Greene, as approved by the Board of Directors of the Company, are attached as Exhibits
99.2 and 99.3, respectively, to this Current Report on Form 8-K and the information set forth therein is incorporated by reference into this Current Report.


     On August 13, 2006, the Board of Directors of the Company approved a Severance Protection Agreement to be entered into with each of Charles Dismuke, Jr. and William Hugie that provides that, if within twenty-four months of a Change in Control, the respective executive's employment is terminated by the Company without Cause and other than due to Disability or death, or by the executive for Good Reason (as such capitalized terms are defined in the agreement) or during the thirty-day period following the first anniversary of the Change in Control, the respective executive will be entitled to receive (1) a lump sum payment equal to (a) earned but unpaid base salary plus a pro rata portion of his highest bonus earned in any of the five prior fiscal years, (b) three times base salary (determined at the time of the Change in Control or, if greater, the date of termination of employment) plus his highest bonus earned in any of the five prior fiscal years, (c) $30,000 for purposes of obtaining outplacement services and (d) the value of the excess of the respective executive's benefit under the Company Retirement Plan if he were to be credited with an additional three years of service and his actual benefit at the time of the termination, and (2) for thirty-six months following the date of termination of employment, (a) continuation of health and welfare benefits, at the Company's cost (in addition to the right to COBRA coverage) and (b) continued use of a Company-provided secretarial assistance, voice mailbox, laptop computer, email account, mail drop service and vehicle.


     The Severance Protection Agreement provides that Messrs. Dismuke and Hugie are each entitled to receive a gross-up payment with respect to any excise taxes under Section 4999 of the Code, incurred with respect to any payments or benefits received from the Company such that the amount he retains after tax is equal to the after-tax amount he would have retained had no excise tax applied.


     If Mr. Dismuke or Hugie qualifies as a "specified employee" under
Section 409A of the Code, payments made to the respective executive under the Severance Protection Agreement may be delayed for six months from the date of termination of employment.


     If, during the term of the Severance Protection Agreement and within twenty-four months of a Change in Control, Mr. Dismuke's or Hugie's employment is terminated by the Company for Disability, due to death or by the executive for other than Good Reason and other than during the thirty-day period following the first anniversary of the Change in Control, the respective executive will receive earned but unpaid base salary plus a pro rata portion of his highest bonus earned in any of the five prior fiscal years. If either executive is terminated by the Company for Cause, such executive will only be entitled to earned but unpaid base salary.


     Upon termination of employment for any reason on or following a Change in Control or in anticipation of a Change in Control, the Severance Protection Agreement provides that each respective executive agrees not to compete against the Company for eighteen months from the date of termination of employment. For purposes of the non-competition covenant of the Severance Protection Agreement, the respective executive may not engage or participate in, assist or have an interest in, whether as an officer, director, partner, owner, employee or otherwise, the operation, management or conduct of any business or enterprise that engages in the cotton seed breeding, production and marketing process in the same geographical area with any line of business in which the Company is now engaged.


     The Severance Protection Agreements of Messrs. Dismuke and Hugie, as approved by the Board of Directors of the Company, are attached as Exhibits
99.4 and 99.5, respectively, to this Current Report on Form 8-K and the information set forth therein is incorporated by reference into this Current Report.


     On August 13, 2006, the Board of Directors of the company approved a Severance Protection Agreement to be entered into with each of James H. Willeke and certain other executive officers that provides that, if within twenty-four months of a Change in Control, the respective executive's employment is terminated by the Company without Cause and other than due to Disability or death, or by the executive for Good Reason (as such capitalized terms are defined in the agreement) or during the thirty-day period following the first anniversary of the Change in Control, the respective executive will be entitled to receive (1) a lump sum payment equal to (a) earned but unpaid base salary plus a pro rata portion of his or her highest bonus earned in any of the five prior fiscal years, (b) one and one-half times base salary (determined at the time of the Change in Control or, if greater, the date of termination of employment) plus his or her highest bonus earned in any of the five prior fiscal years, (c) $30,000 for purposes of obtaining accounting services and (d) the value of the excess of the respective executive's benefit under the Company Retirement Plan if he or she were to be credited with an additional one and one-half years of service and his or her actual benefit at the time of termination, and (2) continuation of health and welfare benefits, at the Company's cost for twenty-four months following the date of the termination (in addition to the right to COBRA coverage) and continued use of a Company-provided vehicle for eighteen months following the date of the termination.


     The Severance Protection Agreement provides that each respective executive is entitled to receive a gross-up payment with respect to any excise taxes under Section 4999 of the Code, incurred with respect to any payments or benefits received from the Company such that the amount he or she retains after tax is equal to the after-tax amount he or she would have retained had no excise tax applied.


     If any of the executives qualifies as a "specified employee" under
Section 409A of the Code, payments made to the respective executive under the Severance Protection Agreement may be delayed for six months after the termination of employment.


     If, during the term of the Severance Protection Agreement and within twenty-four months of a Change in Control, the employment of Mr. Willeke or any one of the other executives that are parties to this agreement is terminated by the Company for Disability, due to death or by the executive for other than Good Reason and other than during the thirty-day period following the first anniversary of the Change in Control, the respective executive will receive earned but unpaid base salary plus a pro rata portion of his or her highest bonus earned in any of the five prior fiscal years. If any executive is terminated by the Company for Cause, such executive will only be entitled to earned but unpaid base salary.


     The Form of Severance Protection Agreement to be entered into by Mr. Willeke and certain other executives, as approved by the Board of Directors of the Company, is attached as Exhibit 99.6 to this Current Report on Form 8-K and the information set forth therein is incorporated by reference into this Current Report.


     The foregoing summary is qualified in its entirety by the text of the applicable grant agreements, copies of which are attached as exhibits to this report.


Change in Control Payments
--------------------------

Under the Restated License Acquisition Agreement, Restated Vip3A Gene License Agreement, and Restated Cry1Ab Gene License Agreements between D&PL and Syngenta Crop Protection A.G. ("Syngenta") dated August 24, 2004 (the "Agreements") there are certain change of control provisions that may be triggered by the Merger Agreement between D&PL and Monsanto. These provisions are contained in the Agreements listed on Exhibits 99.7, 99.8 and 99.9. In addition, D&PL has certain other contracts with third parties that contain change of control provisions that may be triggered by transactions with certain parties, including Monsanto. In the event these provisions are triggered, the Company will be required to make payments of approximately $20-$25 million.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits


2.1 Agreement and Plan of Merger, dated as of August 14, 2006, among Monsanto Company, Monsanto Sub, Inc., and Delta and Pine Land Company
10.1 Settlement Agreement I, dated August 14, 2006, among Delta and Pine Land Company, D&M International LLC, D&PL International Technology Corp., and Monsanto Company
10.2 Settlement Agreement II, dated August 14, 2006, among Delta and Pine Land Company, D&M Partners, and Monsanto Company
10.3 Arbitration Settlement Agreement, dated August 14, 2006, among Delta and Pine Land Company, D&M Partners, and Monsanto Company
99.1 Form of Amended and Restated Employment Agreement, to be entered into by and between the Company and W.T. Jagodinski, as approved by the Board of Directors of the Company on August 13, 2006
99.2 Form of Severance Protection Agreement to be entered into by and between the Company and Kenneth M. Avery, as approved by the Board of Directors of the Company on August 13, 2006
99.3 Form of Severance Protection Agreement, to be entered into by and between the Company and R.D. Greene, as approved by the Board of Directors of the Company on August 13, 2006
99.4 Form of Severance Protection Agreement, to be entered into by and between the Company and Charles R. Dismuke, Jr., as approved by the Board of Directors of the Company on August 13, 2006
99.5 Form of Severance Protection Agreement, to be entered into by and between the Company and William V. Hugie, as approved by the Board of Directors of the Company on August 13, 2006
99.6 Form of Severance Protection Agreement, to be entered into by and between the Company and certain executives, as approved by the Board of Directors of the Company on August 13, 2006
99.7 Restated License Acquisition Agreement dated August 24, 2004 among Syngenta Crop Protection AG and Delta and Pine Land Company.
99.8 Restated VIP3A Gene License Agreement dated August 24, 2004 among Syngenta Crop Protection AG and Delta and Pine Land Company. (+)
99.9 Restated Cry1Ab Gene License Agreement dated August 24, 2004 among Syngenta Crop Protection AG and Delta and Pine Land Company. (+)

(+) Pursuant to a confidential treatment request granted on June 23, 2005, portions of this agreement have been omitted and previously filed separately.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Delta and Pine Land Company

Dated:  August 18, 2006
                                        By:  /s/ Kenneth M. Avery
                                             Kenneth M. Avery

                                             Vice President of Finance,
                                             Treasurer and Assistant Secretary

                               EXHIBIT INDEX



EXHIBIT                         DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of August 14, 2006, among Monsanto Company, Monsanto Sub, Inc., and Delta and Pine Land Company
10.1 Settlement Agreement I, dated August 14, 2006, among Delta and Pine Land Company, D&M International LLC, D&PL International Technology Corp., and Monsanto Company
10.2 Settlement Agreement II, dated August 14, 2006, among Delta and Pine Land Company, D&M Partners, and Monsanto Company
10.3 Arbitration Settlement Agreement, dated August 14, 2006, among Delta and Pine Land Company, D&M Partners, and Monsanto Company
99.1 Form of Amended and Restated Employment Agreement, to be entered into by and between the Company and W.T. Jagodinski, as approved by the Board of Directors of the Company on August 13, 2006
99.2 Form of Severance Protection Agreement to be entered into by and between the Company and Kenneth M. Avery, as approved by the Board of Directors of the Company on August 13, 2006
99.3 Form of Severance Protection Agreement, to be entered into by and between the Company and R.D. Greene, as approved by the Board of Directors of the Company on August 13, 2006
99.4 Form of Severance Protection Agreement, to be entered into by and between the Company and Charles R. Dismuke, Jr., as approved by the Board of Directors of the Company on August 13, 2006
99.5 Form of Severance Protection Agreement, to be entered into by and between the Company and William V. Hugie, as approved by the Board of Directors of the Company on August 13, 2006
99.6 Form of Severance Protection Agreement, to be entered into by and between the Company and certain executives, as approved by the Board of Directors of the Company on August 13, 2006
99.7 Restated License Acquisition Agreement dated August 24, 2004 among Syngenta Crop Protection AG and Delta and Pine Land Company.
99.8 Restated VIP3A Gene License Agreement dated August 24, 2004 among Syngenta Crop Protection AG and Delta and Pine Land Company. (+)
99.9 Restated Cry1Ab Gene License Agreement dated August 24, 2004 among Syngenta Crop Protection AG and Delta and Pine Land Company. (+)

(+) Pursuant to a confidential treatment request granted on June 23, 2005, portions of this agreement have been omitted and previously filed separately.